Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the quarter ended December 31, 2024

Allianz

PARAMOUNT GROUP

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms; dependence on tenants’ financial condition; the risk we may lose a major tenant or that a major tenant may be adversely impacted by market and economic conditions, including elevated inflation and interest rates; trends in the office real estate industry including telecommuting, flexible work schedules, open workplaces and teleconferencing; the uncertainties of real estate development, acquisition and disposition activity; the ability to effectively integrate acquisitions; fluctuations in interest rates and the costs and availability of financing; the ability of our joint venture partners to satisfy their obligations; the effects of local, national and international economic and market conditions and the impact of elevated inflation and interest rates on such market conditions; the effects of acquisitions, dispositions and possible impairment charges on our operating results; the negative impact of any future pandemic, endemic or outbreak of infectious disease on the U.S., regional and global economies and our tenants’ financial condition and results of operations; regulatory changes, including changes to tax laws and regulations; and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

COMPANY PROFILE

Paramount Group, Inc. (“Paramount” or the “Company”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Chief Operating Officer, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Head of Real Estate
Gage Johnson	Senior Vice President, General Counsel and Secretary
Ermelinda Berberi	Senior Vice President, Chief Accounting Officer

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director, Lead Independent Director, Chair of Nominating and Corporate Governance Committee
Karin Klein	Director
Katharina Otto-Bernstein	Director
Mark Patterson	Director
Hitoshi Saito	Director
Paula Sutter	Director, Chair of Audit Committee
Greg Wright	Director, Chair of Compensation Committee

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway	IR@pgre.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

COMMON SHARE DATA

(unaudited)

	Three Months Ended
Share Price:	December 31, 2024		September 30, 2024		June 30, 2024	March 31, 2024	December 31, 2023
High	$5.44		$5.47		$5.10	$5.36	$5.92
Low	$4.59		$4.49		$4.30	$4.21	$4.06
Closing (end of period)	$4.94		$4.92		$4.63	$4.69	$5.17

Dividends declared per common share	$-	(1)	$-	(1)	$0.035	$0.035	$0.035
Annualized dividends per common share	N/A		N/A		$0.14	$0.14	$0.14
Dividend yield (on closing share price)	N/A		N/A		3.0%	3.0%	2.7%

(1)
In September 2024, we suspended our regular quarterly dividend. The decision by our board of directors to suspend our regular quarterly dividend aligns with our commitment to fortify our balance sheet and maintain financial flexibility. The timing and frequency of future dividends will be authorized by our board of directors, in its sole discretion, depending on a variety of factors, including our financial performance, our debt service requirements, our capital expenditure requirements, the requirements to maintain our qualification as a REIT and other factors that our board of directors may deem relevant from time to time.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2025
(Amounts per diluted share)	Low	High
Estimated net loss attributable to common stockholders	$(0.36)	$(0.30)
Our share of real estate depreciation and amortization	0.87	0.87
Estimated FFO / Core FFO (1)(2)	0.51	0.57

Operating Assumptions:
Leasing Activity (square feet)	800,000	1,000,000
PGRE's share of Same Store Leased % (1) at year end	83.9%	85.9%
Decrease in PGRE's share of Same Store Cash NOI (1)	(7.0%)	(11.0%)
Decrease in PGRE's share of Same Store NOI (1)	(9.0%)	(13.0%)

Financial Assumptions (at share):
Estimated net loss	$(85,000)	$(70,000)
Depreciation and amortization	205,000	205,000
General and administrative expenses	65,500	62,500
Interest and debt expense, including amortization of deferred financing costs	146,500	143,500
Fee and other income, net of income taxes	(28,000)	(30,000)
NOI (1)	304,000	311,000
Straight-line rent adjustments and above and below-market lease revenue, net	(8,000)	(10,000)
Cash NOI (1)	$296,000	$301,000

(1)
See page 54 for our definition of this measure.
(2)
We are providing our Estimated Core FFO Guidance for the full year of 2025, which is reconciled above to estimated net loss attributable to common stockholders per diluted share in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The estimated net loss attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission (“SEC”). Except as described above, these estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on February 27, 2025 and otherwise to be referenced during our conference call scheduled for February 28, 2025. These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, or realized and unrealized gains and losses on real estate related fund investments. There can be no assurance that our actual results will not differ materially from the estimates set forth above.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Year Ended
SELECTED FINANCIAL DATA	December 31, 2024	December 31, 2023	September 30, 2024	December 31, 2024	December 31, 2023
Net loss per share - basic and diluted	$(0.18)	$(0.95)	$(0.04)	$(0.21)	$(1.20)

Core FFO (1) per share - diluted	$0.19	$0.22	$0.19	$0.80	$0.86

PGRE's share of Adjusted EBITDAre (1)	$81,722	$86,484	$82,878	$333,553	$331,870

PGRE's share of Cash NOI (1)	$86,139	$86,227	$84,110	$345,769	$354,814

PGRE's share of NOI (1)	$90,176	$90,153	$89,468	$363,863	$357,972

Same Store % Change	Same Store Cash NOI (1)	Same Store NOI (1)

Three Months Ended December 31, 2024 vs. 2023	(0.1%)	(0.4%)

Year Ended December 31, 2024 vs. 2023	(1.1%)	(0.9%)

PORTFOLIO STATISTICS (at PGRE’s Share)

				% Change
				December 31, 2024	December 31, 2024
				vs.	vs.
Same Store Leased % (1)	December 31, 2024	September 30, 2024	December 31, 2023	September 30, 2024	December 31, 2023
New York	85.0%	85.0%	90.2%	- %	(5.2%)
San Francisco	83.8%	83.6%	89.8%	0.2%	(6.0%)
Weighted Average	84.8%	84.7%	90.1%	0.1%	(5.3%)

(1)
See page 54 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237	$1,966,237	$1,966,237	$1,966,237
Buildings and improvements	6,325,097	6,290,976	6,276,347	6,278,863	6,250,379
	8,291,334	8,257,213	8,242,584	8,245,100	8,216,616
Accumulated depreciation and amortization	(1,639,529)	(1,596,069)	(1,550,341)	(1,524,078)	(1,471,819)
Real estate, net	6,651,805	6,661,144	6,692,243	6,721,022	6,744,797
Cash and cash equivalents	375,056	318,725	307,461	276,235	428,208
Restricted cash	180,391	173,510	164,639	171,776	81,391
Accounts and other receivables	18,229	18,662	13,917	16,048	18,053
Real estate related fund investments	-	-	-	-	775
Investments in unconsolidated real estate related funds	4,649	4,607	4,536	4,603	4,549
Investments in unconsolidated joint ventures	85,952	128,919	130,087	132,788	132,239
Deferred rent receivable	356,425	355,555	353,769	353,826	351,209
Deferred charges, net	100,684	103,858	105,812	107,407	108,751
Intangible assets, net	50,492	54,125	57,612	62,609	68,005
Other assets	47,820	71,847	71,788	83,411	68,238
Total assets	$7,871,503	$7,890,952	$7,901,864	$7,929,725	$8,006,215

Liabilities:
Notes and mortgages payable, net	$3,676,630	$3,674,367	$3,672,103	$3,669,850	$3,803,484
Revolving credit facility	-	-	-	-	-
Accounts payable and accrued expenses	119,881	114,808	110,789	115,038	114,463
Dividends and distributions payable	-	-	8,382	8,376	8,360
Intangible liabilities, net	20,870	22,465	24,125	26,026	28,003
Other liabilities	44,625	27,906	30,802	31,774	37,017
Total liabilities	3,862,006	3,839,546	3,846,201	3,851,064	3,991,327

Equity:
Paramount Group, Inc. equity	3,141,277	3,173,867	3,181,913	3,199,050	3,203,285
Noncontrolling interests in:
Consolidated joint ventures	495,340	492,135	485,983	480,542	413,925
Consolidated real estate related funds	82,875	92,759	93,340	103,886	110,589
Operating Partnership	290,005	292,645	294,427	295,183	287,089
Total equity	4,009,497	4,051,406	4,055,663	4,078,661	4,014,888

Total liabilities and equity	$7,871,503	$7,890,952	$7,901,864	$7,929,725	$8,006,215

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended				Year Ended
	December 31, 2024	December 31, 2023		September 30, 2024	December 31, 2024		December 31, 2023
Revenues:
Rental revenue (1)	$178,114	$181,736		$184,235	$721,750		$711,470
Fee and other income (1)	8,153	10,735		10,664	35,701		31,318
Total revenues	186,267	192,471		194,899	757,451		742,788

Expenses:
Operating	77,030	77,076		80,316	303,278		293,965
Depreciation and amortization	56,622	68,866		60,071	239,542		250,644
General and administrative	16,395	15,679		16,672	66,333		61,986
Transaction related costs	80	99		242	923		422
Total expenses	150,127	161,720		157,301	610,076		607,017

Other income (expense):
Loss from real estate related fund investments	(36)	(59,341)	(2)	(22)	(128)		(96,375)	(2)
Income (loss) from unconsolidated real estate related funds	74	45		109	273		(822)
Loss from unconsolidated joint ventures (1)	(44,261)	(207,160)		(981)	(47,359)		(270,298)
Interest and other income, net	3,625	4,830		3,517	30,455	(3)	14,837
Interest and debt expense	(42,874)	(40,550)		(43,805)	(166,952)		(152,990)
Loss before income taxes	(47,332)	(271,425)		(3,584)	(36,336)		(369,877)
Income tax expense	(730)	(302)		(619)	(2,058)		(1,426)
Net loss	(48,062)	(271,727)		(4,203)	(38,394)		(371,303)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(4,028)	(4,585)		(6,959)	(22,462)		(20,464)
Consolidated real estate related funds	9,884	52,383		581	10,292		109,795
Operating Partnership	3,560	18,379		893	4,276		22,228
Net loss attributable to common stockholders	$(38,646)	$(205,550)		$(9,688)	$(46,288)		$(259,744)
Per diluted share	$(0.18)	$(0.95)		$(0.04)	$(0.21)		$(1.20)

(1)
See page 10 for details.
(2)
Includes realized and unrealized losses on real estate mezzanine loan investments made by Fund X, which is consolidated into our financial statements, of which our share, net of amounts attributable to noncontrolling interests, were $7,935 and $14,025 in the three months and year ended December 31, 2023, respectively.
(3)
Includes a $15,437 non-cash gain on extinguishment of an IPO related tax liability.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Year Ended
Rental Revenue:	December 31, 2024	December 31, 2023	September 30, 2024	December 31, 2024	December 31, 2023
Property rentals	$153,012	$156,246	$153,732	$621,517	$629,319
Tenant reimbursements	21,217	19,637	25,913	83,495	64,261
Straight-line rent adjustments	1,243	3,569	1,982	6,543	4,874
Amortization of above and below-market leases, net	1,474	1,447	1,379	5,825	5,376
Lease termination income	1,168	837	1,229	4,370	7,640
Total rental revenue	$178,114	$181,736	$184,235	$721,750	$711,470

	Three Months Ended			Year Ended
Fee and Other Income:	December 31, 2024	December 31, 2023	September 30, 2024	December 31, 2024	December 31, 2023
Asset management	$2,084	$4,115	$2,134	$8,840	$11,075
Property management	1,564	1,775	1,695	6,660	7,278
Acquisition, disposition, leasing and other	904	1,601	2,947	6,380	3,244
Total fee income	4,552	7,491	6,776	21,880	21,597
Other (primarily parking income and tenant requested services, including cleaning and overtime heating and cooling)	3,601	3,244	3,888	13,821	9,721
Total fee and other income	$8,153	$10,735	$10,664	$35,701	$31,318

	Three Months Ended			Year Ended
Loss from Unconsolidated Joint Ventures:	December 31, 2024	December 31, 2023	September 30, 2024	December 31, 2024	December 31, 2023
Equity in earnings	$800	$(5,664)	$(981)	$(2,298)	$(20,126)
Our share of real estate impairment losses:
55 Second Street	(29,818)	(52,590)	-	(29,818)	(52,590)
Oder-Center	(3,915)	-	-	(3,915)	-
Market Center	-	(148,906)	-	-	(148,906)
60 Wall Street	-	-	-	-	(24,734)
RDF's share of impairment losses related to residential condominium units at One Steuart Lane (1)	(11,328)	-	-	(11,328)	(23,942)
Loss from unconsolidated joint ventures	$(44,261)	$(207,160)	$(981)	$(47,359)	$(270,298)

(1)
Represents RDF’s 35% share in One Steuart Lane, a for-sale residential condominium project. Our economic interest in One Steuart Lane (based on our 7.4% interest in RDF) is 2.6%. Accordingly, our share, net of amounts attributable to noncontrolling interests, was $838 in the three months and year ended December 31, 2024, and $1,772 in the year ended December 31, 2023.

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Year Ended
	December 31, 2024	December 31, 2023	September 30, 2024	December 31, 2024	December 31, 2023
Reconciliation of net loss to FFO and Core FFO:
Net loss	$(48,062)	$(271,727)	$(4,203)	$(38,394)	$(371,303)
Real estate depreciation and amortization (including our share of unconsolidated joint ventures)	58,040	76,723	63,487	250,986	286,410
Our share of non-cash real estate impairment losses related to unconsolidated joint ventures	33,733	201,496	-	33,733	226,230
Amounts attributable to noncontrolling interests in consolidated joint ventures and real estate related funds	(4,104)	37,609	(15,511)	(51,085)	50,142
FFO attributable to the Operating Partnership	39,607	44,101	43,773	195,240	191,479
Amounts attributable to noncontrolling interests in the Operating Partnership	(3,340)	(3,620)	(3,695)	(16,419)	(13,481)
FFO attributable to common stockholders (1)	$36,267	$40,481	$40,078	$178,821	$177,998

Per diluted share	$0.17	$0.19	$0.18	$0.82	$0.82

FFO attributable to the Operating Partnership	$39,607	$44,101	$43,773	$195,240	$191,479
Adjustments for non-core items:
Non-cash gain on extinguishment of IPO related tax liability	-	-	-	(15,437)	-
Non-core assets (2)	-	1,413	-	-	(2,122)
Our share of realized and unrealized gains and losses from consolidated and unconsolidated real estate related funds	(32)	7,931	(26)	69	14,978
Other, net (primarily adjustments related to unconsolidated joint ventures)	5,438	(1,766)	512	9,139	(3,301)
Core FFO attributable to the Operating Partnership	45,013	51,679	44,259	189,011	201,034
Amounts attributable to noncontrolling interests in the Operating Partnership	(3,796)	(4,241)	(3,736)	(15,905)	(14,237)
Core FFO attributable to common stockholders (1)	$41,217	$47,438	$40,523	$173,106	$186,797

Per diluted share	$0.19	$0.22	$0.19	$0.80	$0.86

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	217,335,362	217,071,959	217,314,706	217,240,620	216,922,235
Effect of dilutive securities	70,797	77,069	14,505	31,354	20,527
Denominator for FFO and Core FFO per diluted share	217,406,159	217,149,028	217,329,211	217,271,974	216,942,762

(1)
See page 54 for our definition of this measure.
(2)
Represents Market Center and 111 Sutter Street.

FAD

(unaudited and in thousands)

	Three Months Ended				Year Ended
	December 31, 2024		December 31, 2023	September 30, 2024	December 31, 2024	December 31, 2023
Reconciliation of Core FFO to FAD:
Core FFO attributable to the Operating Partnership	$45,013		$51,679	$44,259	$189,011	$201,034
Adjustments to arrive at FAD (including our share of unconsolidated joint ventures):
Straight-line rent	(1,388)		(4,476)	(2,191)	(8,082)	(6,166)
Amortization of above and below-market leases, net	(1,142)		(1,912)	(1,697)	(6,446)	(8,099)
Amortization of deferred financing costs	2,707		1,825	2,703	10,556	7,284
Amortization of stock-based compensation expense	4,502		6,310	4,373	20,137	20,321
Expenditures to maintain assets	(15,498)		(15,347)	(13,035)	(48,659)	(49,060)
Second generation tenant improvements and leasing commissions	(14,785)		(13,788)	(11,591)	(63,560)	(46,325)
Non-core assets (1)	-		1,428	-	-	5,535
Amounts attributable to noncontrolling interests in consolidated joint ventures and real estate related funds	(311)		3,808	(940)	2,378	21,553
FAD attributable to the Operating Partnership	19,098		29,527	21,881	95,335	146,077
Amounts attributable to noncontrolling interests in the Operating Partnership	(1,611)		(2,423)	(1,847)	(8,026)	(10,221)
FAD attributable to common stockholders (2) (3)	$17,487		$27,104	$20,034	$87,309	$135,856

Dividends paid on common stock	$-	(4)	$7,607	$7,611	$22,826	$48,873

FAD payout ratio (2)	N/A		28.1%	38.0%	26.1%	36.0%

(1)
Represents Market Center and 111 Sutter Street.
(2)
See page 54 for our definition of this measure.
(3)
FAD attributable to common stockholders and FAD payout ratios are not necessarily indicative of future FAD amounts or future FAD payout ratios due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.
(4)
In September 2024, we suspended our regular quarterly dividend. The decision by our board of directors to suspend our regular quarterly dividend aligns with our commitment to fortify our balance sheet and maintain financial flexibility. The timing and frequency of future dividends will be authorized by our board of directors, in its sole discretion, depending on a variety of factors, including our financial performance, our debt service requirements, our capital expenditure requirements, the requirements to maintain our qualification as a REIT and other factors that our board of directors may deem relevant from time to time.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2024	December 31, 2023	September 30, 2024	December 31, 2024	December 31, 2023
Reconciliation of net loss to EBITDAre and Adjusted EBITDAre:
Net loss	$(48,062)	$(271,727)	$(4,203)	$(38,394)	$(371,303)
Adjustments to arrive at EBITDAre (including our share of unconsolidated joint ventures):
Depreciation and amortization	58,040	76,723	63,487	250,986	286,410
Interest and debt expense	43,994	47,178	46,076	175,115	179,263
Our share of non-cash real estate impairment losses related to unconsolidated joint ventures	33,733	201,496	-	33,733	226,230
Income tax expense	730	302	620	2,064	1,439
Amounts attributable to noncontrolling interests in consolidated joint ventures and real estate related funds	(12,085)	29,540	(23,500)	(83,089)	17,590
PGRE's share of EBITDAre (1)	$76,350	$83,512	$82,480	$340,415	$339,629
Adjustments to arrive at Adjusted EBITDAre:
Non-cash gain on extinguishment of IPO related tax liability	-	-	-	(15,437)	-
Non-core assets (2)	-	(2,553)	-	-	(17,458)
Our share of EBITDAre from consolidated and unconsolidated real estate related funds	731	7,752	(61)	557	16,143
Other, net (primarily adjustments related to unconsolidated joint ventures)	4,641	(2,227)	459	8,018	(6,444)
PGRE's share of Adjusted EBITDAre (1)	$81,722	$86,484	$82,878	$333,553	$331,870

(1)
See page 54 for our definition of this measure.
(2)
Represents Market Center and 111 Sutter Street.

NOI

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2024	December 31, 2023	September 30, 2024	December 31, 2024	December 31, 2023
Reconciliation of net loss to NOI and Cash NOI:
Net loss	$(48,062)	$(271,727)	$(4,203)	$(38,394)	$(371,303)
Adjustments to arrive at NOI:
Fee income	(4,552)	(7,491)	(6,776)	(21,880)	(21,597)
Depreciation and amortization	56,622	68,866	60,071	239,542	250,644
General and administrative	16,395	15,679	16,672	66,333	61,986
Loss from real estate related fund investments	36	59,341	22	128	96,375
Loss from unconsolidated joint ventures	44,261	207,160	981	47,359	270,298
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	7,055	7,026	5,384	23,666	37,360
Interest and other income, net	(3,625)	(4,830)	(3,517)	(30,455)	(14,837)
Interest and debt expense	42,874	40,550	43,805	166,952	152,990
Income tax expense	730	302	619	2,058	1,426
Non-core assets (1)	-	(2,380)	-	-	(16,666)
Other, net	6	54	133	650	1,244
Amounts attributable to noncontrolling interests in consolidated joint ventures	(21,564)	(22,397)	(23,723)	(92,096)	(89,948)
PGRE's share of NOI (2)	$90,176	$90,153	$89,468	$363,863	$357,972
Adjustments to arrive at Cash NOI:
Straight-line rent (including our share of unconsolidated joint ventures)	(1,388)	(4,476)	(2,191)	(8,082)	(6,166)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(1,142)	(1,912)	(1,697)	(6,446)	(8,099)
Non-core assets (1)	-	802	-	-	1,968
Amounts attributable to noncontrolling interests in consolidated joint ventures	(1,507)	1,660	(1,470)	(3,566)	9,139
PGRE's share of Cash NOI (2)	$86,139	$86,227	$84,110	$345,769	$354,814

(1)
Represents Market Center and 111 Sutter Street.
(2)
See page 54 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended December 31, 2024
	Total	New York	San Francisco	Other
Reconciliation of net loss to NOI and Cash NOI:
Net loss	$(48,062)	$(6,410)	$(13,423)	$(28,229)
Adjustments to arrive at NOI:
Fee income	(4,552)	-	-	(4,552)
Depreciation and amortization	56,622	37,917	17,509	1,196
General and administrative	16,395	-	-	16,395
Loss from real estate related fund investments	36	-	-	36
Loss (income) from unconsolidated joint ventures	44,261	(51)	29,631	14,681
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	7,055	5,706	1,317	32
Interest and other income, net	(3,625)	(983)	(544)	(2,098)
Interest and debt expense	42,874	31,565	10,546	763
Income tax expense	730	-	-	730
Other, net	6	-	-	6
Amounts attributable to noncontrolling interests in consolidated joint ventures	(21,564)	(2,481)	(19,083)	-
PGRE's share of NOI (1) for the three months ended December 31, 2024	$90,176	$65,263	$25,953	$(1,040)
PGRE's share of NOI (1) for the three months ended December 31, 2023	$90,153	$64,423	$26,470	$(740)

PGRE's share of NOI for the three months ended December 31, 2024	$90,176	$65,263	$25,953	$(1,040)
Adjustments to arrive at Cash NOI:
Straight-line rent (including our share of unconsolidated joint ventures)	(1,388)	(5,621)	4,268	(35)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(1,142)	(768)	(374)	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	(1,507)	(58)	(1,449)	-
PGRE's share of Cash NOI (1) for the three months ended December 31, 2024	$86,139	$58,816	$28,398	$(1,075)
PGRE's share of Cash NOI (1) for the three months ended December 31, 2023	$86,227	$61,918	$25,079	$(770)

(1)
See page 54 for our definition of this measure.

NOI

(unaudited and in thousands)

	Year Ended December 31, 2024
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(38,394)	$(21,707)	$33,047	$(49,734)
Adjustments to arrive at NOI:
Fee income	(21,880)	-	-	(21,880)
Depreciation and amortization	239,542	161,708	73,013	4,821
General and administrative	66,333	-	-	66,333
Loss from real estate related fund investments	128	-	-	128
Loss from unconsolidated joint ventures	47,359	1,524	30,221	15,614
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	23,666	16,148	7,445	73
Interest and other income, net	(30,455)	(3,706)	(1,727)	(25,022)
Interest and debt expense	166,952	114,880	49,027	3,045
Income tax expense	2,058	16	84	1,958
Other, net	650	-	-	650
Amounts attributable to noncontrolling interests in consolidated joint ventures	(92,096)	(10,081)	(82,015)	-
PGRE's share of NOI (1) for the year ended December 31, 2024	$363,863	$258,782	$109,095	$(4,014)
PGRE's share of NOI (1) for the year ended December 31, 2023	$357,972	$258,287	$103,216	$(3,531)

PGRE's share of NOI for the year ended December 31, 2024	$363,863	$258,782	$109,095	$(4,014)
Adjustments to arrive at Cash NOI:
Straight-line rent (including our share of unconsolidated joint ventures)	(8,082)	(19,911)	11,829	-
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(6,446)	(3,043)	(3,403)	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	(3,566)	(537)	(3,029)	-
PGRE's share of Cash NOI (1) for the year ended December 31, 2024	$345,769	$235,291	$114,492	$(4,014)
PGRE's share of Cash NOI (1) for the year ended December 31, 2023	$354,814	$256,851	$101,494	$(3,531)

(1)
See page 54 for our definition of this measure.

SAME STORE CASH NOI

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended December 31, 2024
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended December 31, 2024	$86,139	$58,816	$28,398	$(1,075)
Non-same store adjustments:
Lease termination income	(1,168)	(1,168)	-	-
Other, net	2,355	1,280	-	1,075
PGRE's share of Same Store Cash NOI for the three months ended
December 31, 2024	$87,326	$58,928	$28,398	$-

	Three Months Ended December 31, 2023
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended December 31, 2023	$86,227	$61,918	$25,079	$(770)
Non-same store adjustments:
Lease termination income	(766)	(766)	-	-
Other, net	1,969	1,075	124	770
PGRE's share of Same Store Cash NOI for the three months ended
December 31, 2023	$87,430	$62,227	$25,203	$-

% (Decrease) increase	(0.1%)	(5.3%)	12.7%

(1)
See page 54 for our definition of this measure.

SAME STORE CASH NOI

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Year Ended December 31, 2024
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the year ended December 31, 2024	$345,769	$235,291	$114,492	$(4,014)
Non-same store adjustments:
Lease termination income	(4,345)	(4,320)	(25)	-
Other, net	7,358	3,335	9	4,014
PGRE's share of Same Store Cash NOI for the year ended
December 31, 2024	$348,782	$234,306	$114,476	$-

	Year Ended December 31, 2023
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the year ended December 31, 2023	$354,814	$256,851	$101,494	$(3,531)
Non-same store adjustments:
Lease termination income	(6,887)	(6,887)	-	-
Other, net	4,744	1,089	124	3,531
PGRE's share of Same Store Cash NOI for the year ended
December 31, 2023	$352,671	$251,053	$101,618	$-

% (Decrease) increase	(1.1%)	(6.7%)	12.7%

(1)
See page 54 for our definition of this measure.

SAME STORE NOI

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended December 31, 2024
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended December 31, 2024	$90,176	$65,263	$25,953	$(1,040)
Non-same store adjustments:
Lease termination income	(1,168)	(1,168)	-	-
Other, net	2,320	1,280	-	1,040
PGRE's share of Same Store NOI for the three months ended
December 31, 2024	$91,328	$65,375	$25,953	$-

	Three Months Ended December 31, 2023
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended December 31, 2023	$90,153	$64,423	$26,470	$(740)
Non-same store adjustments:
Lease termination income	(766)	(766)	-	-
Non-cash write-offs of straight-line rent receivables	363	277	86	-
Other, net	1,939	1,075	124	740
PGRE's share of Same Store NOI for the three months ended
December 31, 2023	$91,689	$65,009	$26,680	$-

% (Decrease) increase	(0.4%)	0.6%	(2.7%)

(1)
See page 54 for our definition of this measure.

SAME STORE NOI

(unaudited and in thousands)

SAME STORE NOI (1)	Year Ended December 31, 2024
	Total	New York		San Francisco		Other
PGRE's share of NOI for the year ended December 31, 2024	$363,863	$258,782		$109,095		$(4,014)
Non-same store adjustments:
Lease termination income	(4,345)	(4,320)		(25)		-
Other, net	7,358	3,335		9		4,014
PGRE's share of Same Store NOI for the year ended
December 31, 2024	$366,876	$257,797		$109,079		$-

	Year Ended December 31, 2023
	Total	New York		San Francisco		Other
PGRE's share of NOI for the year ended December 31, 2023	$357,972	$258,287		$103,216		$(3,531)
Non-same store adjustments:
Lease termination income	(6,887)	(6,887)		-		-
Non-cash write-offs of straight-line rent receivables	14,346	6,917	(2)	7,429	(2)	-
Other, net	4,744	1,089		124		3,531
PGRE's share of Same Store NOI for the year ended
December 31, 2023	$370,175	$259,406		$110,769		$-

% Decrease	(0.9%)	(0.6%)	(1.5%)

(1)
See page 54 for our definition of this measure.
(2)
Includes write-offs related to the terminated SVB Securities lease at 1301 Avenue of the Americas in our New York portfolio and the surrendered JPMorgan Chase space at One Front Street in our San Francisco portfolio.

CONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2024
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
PGRE Ownership		90.0%	49.0%	31.1%

Assets:
Real estate, net	$3,199,972	$1,630,488	$1,112,434	$457,050
Cash and cash equivalents	140,806	94,690	13,028	33,088
Restricted cash	127,216	78	127,138	-
Accounts and other receivables	10,056	6,102	2,995	959
Deferred rent receivable	192,939	92,753	75,632	24,554
Deferred charges, net	38,610	19,349	12,477	6,784
Intangible assets, net	28,569	25,117	2,741	711
Other assets	7,075	803	5,592	680
Total Assets	$3,745,243	$1,869,380	$1,352,037	$523,826

Liabilities:
Notes and mortgages payable, net	$2,320,880	$1,245,104	$844,052	$231,724
Accounts payable and accrued expenses	54,820	15,321	27,384	12,115
Intangible liabilities, net	12,581	9,856	2,427	298
Other liabilities	5,327	561	4,728	38
Total Liabilities	2,393,608	1,270,842	878,591	244,175

Equity:
Paramount Group, Inc. equity	856,295	538,232	232,058	86,005
Noncontrolling interests	495,340	60,306	241,388	193,646
Total Equity	1,351,635	598,538	473,446	279,651

Total Liabilities and Equity	$3,745,243	$1,869,380	$1,352,037	$523,826

CONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2023
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
PGRE Ownership		90.0%	49.0%	31.1%

Assets:
Real estate, net	$3,284,532	$1,675,890	$1,141,827	$466,815
Cash and cash equivalents	145,320	59,111	74,276	11,933
Restricted cash	1,319	78	1,241	-
Accounts and other receivables	9,871	3,814	5,323	734
Deferred rent receivable	207,938	99,426	84,395	24,117
Deferred charges, net	45,190	21,915	15,093	8,182
Intangible assets, net	38,209	32,044	5,407	758
Other assets	7,365	850	6,015	500
Total Assets	$3,739,744	$1,893,128	$1,333,577	$513,039

Liabilities:
Notes and mortgages payable, net	$2,450,401	$1,244,109	$974,764	$231,528
Accounts payable and accrued expenses	48,862	9,825	28,260	10,777
Intangible liabilities, net	17,180	11,903	4,959	318
Other liabilities	4,833	156	4,631	46
Total Liabilities	2,521,276	1,265,993	1,012,614	242,669

Equity:
Paramount Group, Inc. equity	804,543	563,957	157,341	83,245
Noncontrolling interests	413,925	63,178	163,622	187,125
Total Equity	1,218,468	627,135	320,963	270,370

Total Liabilities and Equity	$3,739,744	$1,893,128	$1,333,577	$513,039

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2024
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$104,364	$49,434	$41,546	$13,384
Total operating expenses	40,181	21,011	15,008	4,162
Net operating income (1)	64,183	28,423	26,538	9,222
Depreciation and amortization	(29,249)	(14,008)	(10,855)	(4,386)
Interest and other income, net	1,344	800	290	254
Interest and debt expense	(22,619)	(9,803)	(10,157)	(2,659)
Net income	$13,659	$5,412	$5,816	$2,431

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$8,474	$4,876	$2,845	$753
Management fee income	1,157	351	227	579
PGRE's share of net income	9,631	5,227	3,072	1,332
Real estate depreciation and amortization	19,290	12,607	5,319	1,364
FFO/Core FFO (1)	$28,921	$17,834	$8,391	$2,696

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$5,185	$536	$2,971	$1,678
Management fee expense	(1,157)	(351)	(227)	(579)
Net income attributable to noncontrolling interests	4,028	185	2,744	1,099
Real estate depreciation and amortization	9,959	1,401	5,536	3,022
FFO/Core FFO (1)	$13,987	$1,586	$8,280	$4,121

(1)
See page 54 for our definition of these measures.

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2023
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$104,988	$49,759	$41,947	$13,282
Total operating expenses	37,664	19,703	13,496	4,465
Net operating income (1)	67,324	30,056	28,451	8,817
Depreciation and amortization	(34,073)	(19,235)	(10,937)	(3,901)
Interest and other income, net	1,344	620	643	81
Interest and debt expense	(22,765)	(9,804)	(10,304)	(2,657)
Income tax expense	(3)	-	-	(3)
Net income	$11,827	$1,637	$7,853	$2,337

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$6,039	$1,471	$3,841	$727
Management fee income	1,203	417	211	575
PGRE's share of net income	7,242	1,888	4,052	1,302
Real estate depreciation and amortization	23,884	17,312	5,359	1,213
FFO/Core FFO (1)	$31,126	$19,200	$9,411	$2,515

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$5,788	$166	$4,012	$1,610
Management fee expense	(1,203)	(417)	(211)	(575)
Net income (loss) attributable to noncontrolling interests	4,585	(251)	3,801	1,035
Real estate depreciation and amortization	10,189	1,923	5,578	2,688
FFO/Core FFO (1)	$14,774	$1,672	$9,379	$3,723

(1)
See page 54 for our definition of these measures.

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2024
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$420,036	$196,029	$168,481	$55,526
Total operating expenses	151,660	81,354	53,133	17,173
Net operating income (1)	268,376	114,675	115,348	38,353
Depreciation and amortization	(119,822)	(60,926)	(43,342)	(15,554)
Interest and other income, net	4,498	2,771	1,012	715
Interest and debt expense	(90,306)	(39,009)	(40,658)	(10,639)
Income before income taxes	62,746	17,511	32,360	12,875
Income tax expense	(98)	(16)	(81)	(1)
Net income	$62,648	$17,495	$32,279	$12,874

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$35,552	$15,747	$15,810	$3,995
Management fee income	4,634	1,383	908	2,343
PGRE's share of net income	40,186	17,130	16,718	6,338
Real estate depreciation and amortization	80,908	54,833	21,238	4,837
FFO/Core FFO (1)	$121,094	$71,963	$37,956	$11,175

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$27,096	$1,748	$16,469	$8,879
Management fee expense	(4,634)	(1,383)	(908)	(2,343)
Net income attributable to noncontrolling interests	22,462	365	15,561	6,536
Real estate depreciation and amortization	38,914	6,093	22,104	10,717
FFO/Core FFO (1)	$61,376	$6,458	$37,665	$17,253

(1)
See page 54 for our definition of these measures.

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2023
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$420,665	$205,278	$164,673	$50,714
Total operating expenses	145,183	78,588	49,955	16,640
Net operating income (1)	275,482	126,690	114,718	34,074
Depreciation and amortization	(123,142)	(64,430)	(43,151)	(15,561)
Interest and other income, net	4,129	2,021	1,405	703
Interest and debt expense	(89,952)	(38,909)	(40,891)	(10,152)
Income before income taxes	66,517	25,372	32,081	9,064
Income tax benefit (expense)	72	(5)	127	(50)
Net income	$66,589	$25,367	$32,208	$9,014

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$41,401	$22,830	$15,773	$2,798
Management fee income	4,724	1,663	778	2,283
PGRE's share of net income	46,125	24,493	16,551	5,081
Real estate depreciation and amortization	83,967	57,988	21,143	4,836
FFO/Core FFO (1)	$130,092	$82,481	$37,694	$9,917

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$25,188	$2,537	$16,435	$6,216
Management fee expense	(4,724)	(1,663)	(778)	(2,283)
Net income attributable to noncontrolling interests	20,464	874	15,657	3,933
Real estate depreciation and amortization	39,175	6,442	22,008	10,725
FFO/Core FFO (1)	$59,639	$7,316	$37,665	$14,658

(1)
See page 54 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2024
							Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart		Market	111 Sutter
	Total	Avenue	Street	Street (1)	Lane	Other (2)	Center	Street

PGRE Ownership		50.0%	44.1%	5.0%	35.0% (3)	Various	67.0%	49.0%
Assets:
Real estate, net	$1,567,771	$223,640	$136,627	$663,046	$50	$143,557	$264,135	$136,716
Cash and cash equivalents	104,982	27,144	26,919	20,388	23,514	2,492	2,700	1,825
Restricted cash	49,687	5,971	-	28,482	-	-	13,631	1,603
Accounts and other receivables	7,849	5,135	444	227	123	32	1,253	635
Deferred rent receivable	42,128	21,697	4,594	-	-	4,476	8,751	2,610
Deferred charges, net	15,434	8,934	1,639	-	-	-	3,945	916
Intangible assets, net	42,672	-	3,159	-	-	35,422	3,304	787
For-sale residential condominium units	195,113	-	-	-	195,113	-	-	-
Other assets	3,530	45	252	499	202	1,549	792	191
Total Assets	$2,029,166	$292,566	$173,634	$712,642	$219,002	$187,528	$298,511	$145,283

Liabilities:
Notes and mortgages payable, net	$1,783,587	$299,007	$187,227	$605,584	$-	$106,077	$416,520	$169,172
Accounts payable and accrued expenses	59,860	6,032	4,478	16,455	1,660	1,589	25,694	3,952
Intangible liabilities, net	2,480	-	2,019	-	-	-	223	238
Other liabilities	73,129	188	162	66,305	5	2,992	3,232	245
Total Liabilities	1,919,056	305,227	193,886	688,344	1,665	110,658	445,669	173,607

Total Equity	110,110	(12,661)	(20,252)	24,298	217,337	76,870	(147,158)	(28,324)

Total Liabilities and Equity	$2,029,166	$292,566	$173,634	$712,642	$219,002	$187,528	$298,511	$145,283

(1)
This property is “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
RDF, our consolidated Residential Development Fund, owns a 35% economic interest in One Steuart Lane, a for-sale residential condominium project. Our economic interest in One Steuart Lane (based on our 7.4% interest in RDF) is 2.6%.

UNCONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2023
							Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart		Market	111 Sutter
	Total	Avenue	Street	Street (1)	Lane	Other (2)	Center	Street

PGRE Ownership		50.0%	44.1%	5.0%	35.0% (3)	Various	67.0%	49.0%
Assets:
Real estate, net	$1,528,595	$219,297	$230,516	$517,147	$50	$147,046	$272,113	$142,426
Cash and cash equivalents	67,499	24,516	21,318	794	10,822	2,709	5,300	2,040
Restricted cash	99,856	5,480	-	80,600	49	-	12,286	1,441
Accounts and other receivables	8,601	4,960	585	150	123	20	1,539	1,224
Deferred rent receivable	35,448	18,844	4,242	-	-	3,130	6,145	3,087
Deferred charges, net	13,643	8,989	1,120	-	-	-	2,540	994
Intangible assets, net	52,164	-	6,283	-	-	38,548	5,809	1,524
For-sale residential condominium units	246,824	-	-	-	246,824	-	-	-
Other assets	26,487	227	269	11,538	130	1,097	13,032	194
Total Assets	$2,079,117	$282,313	$264,333	$610,229	$257,998	$192,550	$318,764	$152,930

Liabilities:
Notes and mortgages payable, net	$1,744,706	$298,596	$187,068	$575,000	$-	$107,764	$412,996	$163,282
Accounts payable and accrued expenses	92,770	7,542	5,025	62,148	2,663	1,266	9,830	4,296
Intangible liabilities, net	5,026	-	3,919	-	-	-	462	645
Other liabilities	5,692	178	208	1,408	25	663	2,967	243
Total Liabilities	1,848,194	306,316	196,220	638,556	2,688	109,693	426,255	168,466

Total Equity	230,923	(24,003)	68,113	(28,327)	255,310	82,857	(107,491)	(15,536)

Total Liabilities and Equity	$2,079,117	$282,313	$264,333	$610,229	$257,998	$192,550	$318,764	$152,930

(1)
This property is “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
RDF, our consolidated Residential Development Fund, owns a 35% economic interest in One Steuart Lane, a for-sale residential condominium project. Our economic interest in One Steuart Lane (based on our 7.4% interest in RDF) is 2.6%.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2024
										Non-Core Assets
		712 Fifth	55 Second		60 Wall	One Steuart				Market	111 Sutter
	Total	Avenue	Street		Street (1)	Lane		Other (2)		Center	Street
Total revenues	$46,183	$12,386	$6,382		$-	$13,358	(3)	$3,827		$7,178	$3,052
Total operating expenses	57,776	1,308	3,373		166	44,092	(3)(4)	1,572		6,788	477
Net operating (loss) income (5)	(11,593)	11,078	3,009		(166)	(30,734)		2,255		390	2,575
Depreciation and amortization	(8,290)	(1,768)	(918)		-	-		(1,077)		(2,840)	(1,687)
Interest and other income, net	1,836	219	213		1,191	172		12		17	12
Interest and debt expense	(17,505)	(407)	(1,856)		-	-		(1,074)		(11,213)	(2,955)
Real estate impairment loss	(87,160)	-	(87,160)		-	-		-		-	-
Net (loss) income	$(122,712)	$9,122	$(86,712)		$1,025	$(30,562)		$116		$(13,646)	$(2,055)

PGRE's share
Ownership	Total	50.0%	44.1%		5.0%	35.0%		Various		67.0%	49.0%
Net (loss) income	$(44,427)	$4,561	$(29,180)	(6)	$51	$(10,696)		$991		$(9,146)	$(1,008)
Step-up basis adjustment	(5,427)	-	(451)		-	(53)		(4,923)		-	-
Adjustments to equity in earnings of unconsolidated joint ventures	5,593	(4,561)	-		-	-		-		9,146	1,008
PGRE's share of net (loss) income	(44,261)	-	(29,631)		51	(10,749)		(3,932)		-	-
Real estate depreciation and amortization	1,418	884	406		-	-		128		-	-
Real estate impairment loss	33,733	-	29,818	(6)	-	-		3,915	(7)	-	-
FFO (5)	(9,110)	884	593		51	(10,749)		111		-	-
RDF's share of an impairment loss related to residential condominium units at One Steuart Lane	11,328	-	-		-	11,328		-		-	-
Adjustments to equity in earnings of unconsolidated joint ventures	4,561	4,561	-		-	-		-		-	-
FFO attributable to One Steuart Lane	(579)	-	-		-	(579)		-		-	-
Core FFO (5)	$6,200	$5,445	$593		$51	$-		$111		$-	$-

(1)
This property is “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(4)
Includes a $32,366 non-cash impairment loss related to condominium units, of which RDF’s share was $11,328.
(5)
See page 54 for our definition of this measure.
(6)
The joint venture that owns 55 Second Street recognized an $87,160 non-cash real estate impairment loss, of which our 44.1% share was $38,429. Given that our share of the real estate impairment loss together with our share of operating and other losses recognized in the three months ended December 31, 2024 brought the basis of our investment in the joint venture below zero, in accordance with GAAP, we were limited to recognizing $29,818 of the real estate impairment loss.
(7)
Represents a non-cash real estate impairment loss related to Oder-Center, Germany.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2023
								Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart			Market		111 Sutter
	Total	Avenue	Street	Street (1)	Lane		Other (2)	Center		Street
Total revenues	$41,056	$12,435	$7,705	$-	$3,752	(3)	$3,890	$9,350		$3,924
Total operating expenses	27,787	7,296	3,546	230	6,325	(3)	1,201	7,253		1,936
Net operating income (loss) (4)	13,269	5,139	4,159	(230)	(2,573)		2,689	2,097		1,988
Depreciation and amortization	(15,386)	(3,130)	(3,982)	-	-		(1,076)	(4,876)		(2,322)
Interest and other income (loss), net	809	233	217	(3)	95		8	256		3
Interest and debt expense	(20,229)	(2,702)	(1,856)	(7,835)	-		(1,078)	(3,636)		(3,122)
Real estate impairment loss	(461,151)	-	(119,279)	-	-		-	(341,872)		-
Net (loss) income	$(482,688)	$(460)	$(120,741)	$(8,068)	$(2,478)		$543	$(348,031)		$(3,453)

PGRE's share
Ownership	Total	50.0%	44.1%	5.0%	35.0%		Various	67.0%		49.0%
Net (loss) income	$(209,406)	$(230)	$(53,234)	$(404)	$(867)		$53	$(153,032)	(5)	$(1,692)
Step-up basis adjustment	(80)	-	(4)	-	(49)		(27)	-		-
Adjustments to equity in earnings of unconsolidated joint ventures	2,326	230	-	404	-		-	-		1,692
PGRE's share of net (loss) income	(207,160)	-	(53,238)	-	(916)		26	(153,032)		-
Real estate depreciation and amortization	7,857	1,565	1,760	-	-		127	3,267		1,138
Real estate impairment loss	201,496	-	52,590	-	-		-	148,906	(5)	-
FFO (4)	2,193	1,565	1,112	-	(916)		153	(859)		1,138
Adjustments to equity in earnings of unconsolidated joint ventures	(2,326)	(230)	-	(404)	-		-	-		(1,692)
FFO attributable to One Steuart Lane	916	-	-	-	916		-	-		-
Adjustments for non-core assets	1,413	-	-	-	-		-	859		554
Other non-core items	393	-	-	393	-		-	-		-
Core FFO (4)	$2,589	$1,335	$1,112	$(11)	$-		$153	$-		$-

(1)
This property is “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(4)
See page 54 for our definition of this measure.
(5)
The joint venture that owns Market Center recognized a $341,872 non-cash real estate impairment loss, of which our 67.0% share was $229,054. Given that our share of the real estate impairment loss together with our share of operating and other losses recognized in the three months ended December 31, 2023 brought the basis of our investment in the joint venture below zero, in accordance with GAAP, we were limited to recognizing $148,906 of the real estate impairment loss.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2024
										Non-Core Assets
		712 Fifth	55 Second		60 Wall	One Steuart				Market	111 Sutter
	Total	Avenue	Street		Street (1)	Lane		Other (2)		Center	Street
Total revenues	$173,172	$50,281	$30,676		$-	$30,996	(3)	$15,291		$31,974	$13,954
Total operating expenses	138,121	19,360	13,844		381	64,503	(3)(4)	6,823		26,205	7,005
Net operating income (loss) (5)	35,051	30,921	16,832		(381)	(33,507)		8,468		5,769	6,949
Depreciation and amortization	(46,522)	(11,929)	(11,262)		-	-		(4,304)		(11,632)	(7,395)
Interest and other income, net	6,187	807	917		3,570	658		54		127	54
Interest and debt expense	(62,234)	(8,456)	(7,426)		(5,255)	-		(4,305)		(24,400)	(12,392)
Real estate impairment loss	(87,160)	-	(87,160)		-	-		-		-	-
Gain on settlement of interest rate swap	2,498	-	-		-	-		-		2,498	-
(Loss) income before income taxes	(152,180)	11,343	(88,099)		(2,066)	(32,849)		(87)		(27,638)	(12,784)
Income tax expense	(26)	(1)	(8)		(2)	(3)		(4)		(5)	(3)
Net (loss) income	$(152,206)	$11,342	$(88,107)		$(2,068)	$(32,852)		$(91)		$(27,643)	$(12,787)

PGRE's share
Ownership	Total	50.0%	44.1%		5.0%	35.0%		Various		67.0%	49.0%
Net (loss) income	$(59,522)	$5,671	$(29,763)	(6)	$(101)	$(11,498)		$967		$(18,532)	$(6,266)
Step-up basis adjustment	(5,540)	-	(458)		-	(79)		(5,003)		-	-
Adjustments to equity in earnings of unconsolidated joint ventures	17,703	(5,671)	-		(1,424)	-		-		18,532	6,266
PGRE's share of net loss	(47,359)	-	(30,221)		(1,525)	(11,577)		(4,036)		-	-
Real estate depreciation and amortization	11,444	5,965	4,974		-	-		505		-	-
Real estate impairment loss	33,733	-	29,818	(6)	-	-		3,915	(7)	-	-
FFO (5)	(2,182)	5,965	4,571		(1,525)	(11,577)		384		-	-
RDF's share of an impairment loss related to residential condominium units at One Steuart Lane	11,328	-	-		-	11,328		-		-	-
Adjustments to equity in earnings of unconsolidated joint ventures	7,095	5,671	-		1,424	-		-		-	-
FFO attributable to One Steuart Lane	249	-	-		-	249		-		-	-
Other non-core items	263	-	-		263	-		-		-	-
Core FFO (5)	$16,753	$11,636	$4,571		$162	$-		$384		$-	$-

(1)
This property is “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(4)
Includes a $32,366 non-cash impairment loss related to condominium units, of which RDF’s share was $11,328.
(5)
See page 54 for our definition of this measure.
(6)
The joint venture that owns 55 Second Street recognized an $87,160 non-cash real estate impairment loss, of which our 44.1% share was $38,429. Given that our share of the real estate impairment loss together with our share of operating and other losses recognized in the three months ended December 31, 2024 brought the basis of our investment in the joint venture below zero, in accordance with GAAP, we were limited to recognizing $29,818 of the real estate impairment loss.
(7)
Represents a non-cash real estate impairment loss related to Oder-Center, Germany.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2023
								Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart			Market		111 Sutter
	Total	Avenue	Street	Street (1)	Lane		Other (2)	Center		Street
Total revenues	$166,783	$48,931	$31,528	$-	$6,703	(3)	$16,074	$50,184		$13,363
Total operating expenses	169,826	24,535	14,143	497	86,409	(3)(4)	7,027	29,225		7,990
Net operating (loss) income (5)	(3,043)	24,396	17,385	(497)	(79,706)		9,047	20,959		5,373
Depreciation and amortization	(67,727)	(11,761)	(16,148)	-	(43)		(4,200)	(26,681)		(8,894)
Interest and other income (loss), net	3,035	940	687	(11)	200		30	1,157		32
Interest and debt expense	(73,485)	(10,722)	(7,426)	(20,310)	(4,792)		(4,173)	(14,239)		(11,823)
Real estate impairment loss	(917,044)	-	(119,279)	(455,893)	-		-	(341,872)		-
(Loss) income before income taxes	(1,058,264)	2,853	(124,781)	(476,711)	(84,341)		704	(360,676)		(15,312)
Income tax expense	(32)	-	(20)	-	(2)		(4)	(3)		(3)
Net (loss) income	$(1,058,296)	$2,853	$(124,801)	$(476,711)	$(84,343)		$700	$(360,679)		$(15,315)

PGRE's share
Ownership	Total	50.0%	44.1%	5.0%	35.0%		Various	67.0%		49.0%
Net (loss) income	$(274,421)	$1,427	$(55,009)	$(23,215)	$(28,673)		$68	$(161,514)	(6)	$(7,505)
Step-up basis adjustment	(2,743)	-	(9)	(2,574)	(54)		(106)	-		-
Adjustments to equity in earnings of unconsolidated joint ventures	6,866	(1,427)	-	788	-		-	-		7,505
PGRE's share of net loss	(270,298)	-	(55,018)	(25,001)	(28,727)		(38)	(161,514)		-
Real estate depreciation and amortization	35,766	5,881	7,129	12	15		494	17,876		4,359
Real estate impairment loss	226,230	-	52,590	24,734	-		-	148,906	(6)	-
FFO (5)	(8,302)	5,881	4,701	(255)	(28,712)		456	5,268		4,359
RDF's share of an impairment loss related to residential condominium units at One Steuart Lane	23,942	-	-	-	23,942		-	-		-
Adjustments to equity in earnings of unconsolidated joint ventures	(6,866)	1,427	-	(788)	-		-	-		(7,505)
FFO attributable to One Steuart Lane	4,770	-	-	-	4,770		-	-		-
Adjustments for non-core assets	(2,122)	-	-	-	-		-	(5,268)		3,146
Other non-core items	1,018	-	-	1,018	-		-	-		-
Core FFO (5)	$12,440	$7,308	$4,701	$(25)	$-		$456	$-		$-

(1)
This property is “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(4)
Includes a $68,407 non-cash impairment loss related to condominium units, of which RDF’s share was $23,942.
(5)
See page 54 for our definition of this measure.
(6)
The joint venture that owns Market Center recognized a $341,872 non-cash real estate impairment loss, of which our 67.0% share was $229,054. Given that our share of the real estate impairment loss together with our share of operating and other losses recognized in the three months ended December 31, 2023 brought the basis of our investment in the joint venture below zero, in accordance with GAAP, we were limited to recognizing $148,906 of the real estate impairment loss.

REAL ESTATE RELATED FUNDS – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2024				As of December 31, 2024
	Consolidated Funds
	Total		Residential		Total
	Consolidated Funds	Fund X	Development Fund		Unconsolidated Funds (1)
PGRE Ownership		13.0%	7.4%		Various
Assets:
Cash and cash equivalents	$12,236	$373	$11,863		$109,493
Accounts and other receivables	11	-	11		-
Real estate related fund investments (2)	-	-	-		247,663
Investments in unconsolidated joint ventures	76,579	-	76,579	(3)	-
Other assets	3	3	-		420
Total Assets	$88,829	$376	$88,453		$357,576

Liabilities:
Accounts payable and accrued expenses	$57	$30	$27		$73
Other liabilities	7	4	3		1
Total Liabilities	64	34	30		74

Equity:
Paramount Group, Inc. equity	5,891	44	5,847		4,649
Joint Venture Partners' equity	82,874	298	82,576		352,853
Total Equity	88,765	342	88,423		357,502

Total Liabilities and Equity	$88,829	$376	$88,453		$357,576

(1)
Represents Paramount Group Real Estate Fund VII, LP (“Fund VII”), Paramount Group Real Estate Fund VII-H, LP (“Fund VII-H”) and Paramount Group Real Estate Fund VIII, LP (“Fund VIII”).
(2)
Primarily represents investments in mezzanine loans.
(3)
Represents Residential Development Fund’s 35.0% ownership interest in One Steuart Lane.

REAL ESTATE RELATED FUNDS – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2023				As of December 31, 2023
	Consolidated Funds
	Total		Residential		Total
	Consolidated Funds	Fund X	Development Fund		Unconsolidated Funds (1)
PGRE Ownership		13.0%	7.4%		Various
Assets:
Cash and cash equivalents	$29,715	$9,353	$20,362		$14,274
Accounts and other receivables	134	-	134		-
Real estate related fund investments (2)	775	775	-		335,353
Investments in unconsolidated joint ventures	89,949	-	89,949	(3)	-
Other assets	9	9	-		459
Total Assets	$120,582	$10,137	$110,445		$350,086

Liabilities:
Accounts payable and accrued expenses	$90	$55	$35		$88
Other liabilities	1,019	1,014	5		1
Total Liabilities	1,109	1,069	40		89

Equity:
Paramount Group, Inc. equity	8,884	1,181	7,703		4,549
Joint Venture Partners' equity	110,589	7,887	102,702		345,448
Total Equity	119,473	9,068	110,405		349,997

Total Liabilities and Equity	$120,582	$10,137	$110,445		$350,086

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
Primarily represents investments in mezzanine loans.
(3)
Represents Residential Development Fund’s 35.0% ownership interest in One Steuart Lane.

REAL ESTATE RELATED FUNDS – OPERATING RESULTS

(unaudited and in thousands)

					Three Months Ended
	Three Months Ended December 31, 2024				December 31, 2024
	Consolidated Funds
	Total		Residential		Total
	Consolidated Funds	Fund X	Development Fund		Unconsolidated Funds (1)
Net investment (loss) income	$(36)	$(36)	$-		$3,324
Net unrealized gains	-	-	-		2,264
(Loss) income from real estate related fund investments	(36)	(36)	-		5,588
Loss from unconsolidated joint ventures	(10,749)	-	(10,749)	(2)	-
Interest and other income, net	97	-	97		-
Net (loss) income	$(10,688)	$(36)	$(10,652)		$5,588

PGRE's share
Ownership	Total	13.0%	7.4%		Total
Net (loss) income / FFO	$(804)	$(5)	$(799)		$74
Impairment loss related to residential condominium units at One Steuart Lane	838	-	838		-
FFO attributable to One Steuart Lane	(42)	-	(42)		-
Realized and unrealized gains and losses from real estate related fund investments	-	-	-		(32)
Core FFO (3)	$(8)	$(5)	$(3)		$42

Noncontrolling interests' share
Ownership	Total	87.0%	92.6%
Net loss / FFO	$(9,884)	$(31)	$(9,853)
Impairment loss related to residential condominium units at One Steuart Lane	10,490	-	10,490
FFO attributable to One Steuart Lane	(537)	-	(537)
Core FFO (3)	$69	$(31)	$100

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
Includes $11,328 for RDF’s share of a non-cash impairment loss related to residential condominium units at One Steuart Lane, of which our share was $838.
(3)
See page 54 for our definition of this measure.

REAL ESTATE RELATED FUNDS – OPERATING RESULTS

(unaudited and in thousands)

				Three Months Ended
	Three Months Ended December 31, 2023			December 31, 2023
	Consolidated Funds
	Total		Residential	Total
	Consolidated Funds	Fund X	Development Fund	Unconsolidated Funds (1)
Net investment income	$1,606	$1,606	$-	$3,161
Net realized losses	(45,670)	(45,670)	-	-
Net unrealized (losses) gains	(15,277)	(15,277)	-	334
(Loss) income from real estate related fund investments	(59,341)	(59,341)	-	3,495
Loss from unconsolidated joint ventures	(916)	-	(916)	-
Interest and other income, net	207	-	207	-
Net (loss) income	$(60,050)	$(59,341)	$(709)	$3,495

PGRE's share
Ownership	Total	13.0%	7.4%	Total
Net (loss) income	$(7,781)	$(7,727)	$(54)	$45
Management fee income	114	114	-	-
PGRE's share of net (loss) income	(7,667)	(7,613)	(54)	45
Real estate depreciation and amortization	-	-	-	-
FFO (2)	(7,667)	(7,613)	(54)	45
FFO attributable to One Steuart Lane	68	-	68	-
Realized and unrealized gains and losses from real estate related fund investments	7,935	7,935	-	(4)
Core FFO (2)	$336	$322	$14	$41

Noncontrolling interests' share
Ownership	Total	87.0%	92.6%
Net loss	$(52,269)	$(51,614)	$(655)
Management fee expense	(114)	(114)	-
Net loss attributable to joint venture partners	(52,383)	(51,728)	(655)
Real estate depreciation and amortization	-	-	-
FFO (2)	(52,383)	(51,728)	(655)
FFO attributable to One Steuart Lane	848	-	848
Realized and unrealized gains and losses from real estate related fund investments	53,012	53,012	-
Core FFO (2)	$1,477	$1,284	$193

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
See page 54 for our definition of this measure.

REAL ESTATE RELATED FUNDS – OPERATING RESULTS

(unaudited and in thousands)

					Year Ended
	Year Ended December 31, 2024				December 31, 2024
	Consolidated Funds
	Total		Residential		Total
	Consolidated Funds	Fund X	Development Fund		Unconsolidated Funds (1)
Net investment income	$647	$647	$-		$18,843
Net unrealized (losses) gains	(775)	(775)	-		2,165
(Loss) income from real estate related fund investments	(128)	(128)	-		21,008
Loss from unconsolidated joint ventures	(11,577)	-	(11,577)	(2)	-
Interest and other income, net	596	-	596		-
Net (loss) income	$(11,109)	$(128)	$(10,981)		$21,008

PGRE's share
Ownership	Total	13.0%	7.4%		Total
Net (loss) income / FFO	$(817)	$(4)	$(813)		$273
Impairment loss related to residential condominium units at One Steuart Lane	838	-	838		-
FFO attributable to One Steuart Lane	19	-	19		-
Realized and unrealized gains and losses from real estate related fund investments	101	101	-		(32)
Core FFO (3)	$141	$97	$44		$241

Noncontrolling interests' share
Ownership	Total	87.0%	92.6%
Net loss / FFO	$(10,292)	$(124)	$(10,168)
Impairment loss related to residential condominium units at One Steuart Lane	10,490	-	10,490
FFO attributable to One Steuart Lane	230	-	230
Realized and unrealized gains and losses from real estate related fund investments	674	674	-
Core FFO (3)	$1,102	$550	$552

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
Includes $11,328 for RDF’s share of a non-cash impairment loss related to residential condominium units at One Steuart Lane, of which our share was $838.
(3)
See page 54 for our definition of this measure.

REAL ESTATE RELATED FUNDS – OPERATING RESULTS

(unaudited and in thousands)

					Year Ended
	Year Ended December 31, 2023				December 31, 2023
	Consolidated Funds
	Total		Residential		Total
	Consolidated Funds	Fund X	Development Fund		Unconsolidated Funds (1)
Net investment income	$11,347	$11,347	$-		$10,273
Net realized losses	(46,894)	(46,894)	-		(7)
Net unrealized losses	(60,828)	(60,828)	-		(73,924)
Loss from real estate related fund investments	(96,375)	(96,375)	-		(63,658)
Loss from unconsolidated joint ventures	(28,727)	-	(28,727)	(2)	-
Interest and other income, net	1,022	-	1,022		-
Net loss	$(124,080)	$(96,375)	$(27,705)		$(63,658)

PGRE's share
Ownership	Total	13.0%	7.4%		Total
Net loss	$(15,243)	$(12,549)	$(2,694)		$(822)
Management fee income	958	958	-		-
PGRE's share of net loss	(14,285)	(11,591)	(2,694)		(822)
Real estate depreciation and amortization	1	-	1		-
FFO (3)	(14,284)	(11,591)	(2,693)		(822)
Impairment loss related to residential condominium units at One Steuart Lane	1,772	-	1,772		-
FFO attributable to One Steuart Lane	353	-	353		-
Realized and unrealized gains and losses from real estate related fund investments	14,025	14,025	-		953
Core FFO (3)	$1,866	$2,434	$(568)		$131

Noncontrolling interests' share
Ownership	Total	87.0%	92.6%
Net loss	$(108,837)	$(83,826)	$(25,011)
Management fee expense	(958)	(958)	-
Net loss attributable to joint venture partners	(109,795)	(84,784)	(25,011)
Real estate depreciation and amortization	14	-	14
FFO (3)	(109,781)	(84,784)	(24,997)
Impairment loss related to residential condominium units at One Steuart Lane	22,170	-	22,170
FFO attributable to One Steuart Lane	4,417	-	4,417
Realized and unrealized gains and losses from real estate related fund investments	93,697	93,697	-
Core FFO (3)	$10,503	$8,913	$1,590

(1)
Represents Fund VII, Fund VII-H and Fund VIII.
(2)
Includes $23,942 for RDF’s share of a non-cash impairment loss related to residential condominium units at One Steuart Lane, of which our share was $1,772.
(3)
See page 54 for our definition of this measure.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

		As of December 31, 2024
Debt (1):		At 100%	At PGRE's Share (2)		Excluding Non-Core Debt (3)
Notes and mortgages payable (secured debt):
Consolidated debt		$3,692,050	$2,973,680		$2,973,680
Unconsolidated joint ventures debt		1,207,347	273,269		273,269
Non-core unconsolidated joint ventures debt		585,733	361,987		-
Revolving Credit Facility (unsecured debt)		-	-		-
Total debt		$5,485,130	3,608,936	(A)	3,246,949	(A)

	Shares / Units	Share Price as of
Equity:	Outstanding	December 31, 2024
Common stock	217,527,797	$4.94	1,074,587		1,074,587
Operating Partnership units	20,057,699	4.94	99,085		99,085
Total equity	237,585,496	4.94	1,173,672		1,173,672

Total Market Capitalization			$4,782,608		$4,420,621

PGRE's share of cash and cash equivalents and restricted cash (2)			$474,004	(B)	$461,383	(B)

PGRE's share of net debt (2) (A - B)			$3,134,932		$2,785,566

PGRE's share of Net Debt to Annualized Adjusted EBITDAre (2)			9.6x		8.5x

(1)
Represents contractual amounts due pursuant to the respective debt agreements.
(2)
See page 54 for our definition of this measure.
(3)
Excludes Market Center and 111 Sutter Street.

DEBT ANALYSIS

(unaudited)

Revolving Credit Facility Covenants (4):	Required	Actual	Debt Composition (at PGRE's Share)
Total Debt / Total Assets	Less than 60%	47.3%		Weighted Average
Secured Debt / Total Assets	Less than 50%	47.3%		Interest Rate	Years to Maturity
Fixed Charge Coverage	Greater than 1.5x	2.18x	Including Non-Core Debt:
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%	Fixed Rate Debt	3.51%	3.3
Unencumbered Interest Coverage	Greater than 1.75x	43.07x	Floating Rate Debt	6.28%	1.2
			Total	4.46%	2.6

			Excluding Non-Core Debt (2):
			Fixed Rate Debt	3.51%	3.3
			Floating Rate Debt	6.28%	1.7
			Total	4.26%	2.9

(1)
See page 54 for our definition of this measure.
(2)
Excludes Market Center and 111 Sutter Street.
(3)
Includes an $860 million loan that bears interest at a rate of SOFR plus 277 basis points, where SOFR has been capped at 3.50% through August 2025.
(4)
This section presents ratios as of December 31, 2024 in accordance with the terms of our revolving credit facility agreement, which has been filed with the SEC. On January 17, 2025, we entered into a consent agreement with the lenders of our revolving credit facility to permit the disposition of a 45.0% equity interest in 900 Third Avenue. In connection therewith, we reduced the aggregate commitments under the credit facility to $450 million and modified our credit facility to, among other things, (i) reduce the aggregate unencumbered asset value of all unencumbered eligible properties from $900 million to $500 million, (ii) increase the secured leverage ratio as of the last day of any relevant fiscal quarter from 50% to 60%, and (iii) limit borrowings under the credit facility to $200 million, through June 30, 2025. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of considering our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

	Paramount	PGRE's Share of Debt
Notes and mortgages payable (secured)	Ownership	2025		2026	2027	2028	2029	Thereafter	Total	Rate
Consolidated Debt:
31 West 52nd Street ($500,000)	100.0%	$-		$500,000	$-	$-	$-	$-	$500,000	3.80%
1301 Avenue of the Americas ($860,000)	100.0%	-		860,000	-	-	-	-	860,000	6.27%	(1)
300 Mission Street ($232,050)	31.1%	-		72,168	-	-	-	-	72,168	4.50%
One Market Plaza ($850,000)	49.0%	-		-	416,500	-	-	-	416,500	4.08%
1633 Broadway ($1,250,000)	90.0%	-		-	-	-	1,125,012	-	1,125,012	2.99%

Unconsolidated JV Debt:
55 Second Street ($187,500)	44.1%	-		82,669	-	-	-	-	82,669	3.88%
712 Fifth Avenue ($300,000)	50.0%	-		-	150,000	-	-	-	150,000	3.39%
Oder-Center, Germany ($9,558)	9.5%	-		-	-	908	-	-	908	4.94%
60 Wall Street ($612,289)	5.0%	-		-	-	-	30,676	-	30,676	9.26%	(2)
1600 Broadway ($98,000)	9.2%	-		-	-	-	-	9,016	9,016	3.45%

Non-Core Unconsolidated JV Debt:
111 Sutter Street ($169,189)	49.0%	82,903		-	-	-	-	-	82,903	6.71%	(3)
Market Center ($416,544)	67.0%	279,084	(4)	-	-	-	-	-	279,084	6.17%

Revolving Credit Facility (unsecured)	100.0%	-		-	-	-	-	-	-	-%

PGRE's Share of Total Debt (5)		$361,987		$1,514,837	$566,500	$908	$1,155,688	$9,016	$3,608,936
Weighted average rate		6.29%		5.24%	3.90%	4.94%	3.16%	3.45%	4.46%
% of debt maturing		10.0%		42.0%	15.7%	0.0%	32.0%	0.3%	100.0%

PGRE's Share of Total Debt Excluding Non-Core Assets		$-		$1,514,837	$566,500	$908	$1,155,688	$9,016	$3,246,949
Weighted average rate		-%		5.24%	3.90%	4.94%	3.16%	3.45%	4.26%
% of debt maturing		-%		46.7%	17.4%	0.0%	35.6%	0.3%	100.0%

(1)
This loan bears interest at a rate of SOFR plus 277 basis points, where SOFR has been capped at 3.50% through August 2025.
(2)
Consists of (i) a $16,321 A-Note that bears interest at SOFR plus 245 basis points, of which 4.00% is current and the remaining interest will be accrued and (ii) a $14,355 B-Note that will accrue interest at a fixed rate of 12.00%.
(3)
This loan bears interest at a rate of SOFR plus 215 basis points.
(4)
This loan matured in January 2025 and was not repaid at maturity. The joint venture is currently working with the lenders to sell the property.
(5)
See page 54 for our definition of this measure.

PORTFOLIO SUMMARY – TOTAL

(unaudited and in thousands, except square feet and per square foot amounts)

			Annualized Rent (1)		Square Feet
	%	%		Per	In	Out-of-
	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total
Total Portfolio
Weighted average	81.6%	80.0%	$835,447	$93.15	11,334,036	1,643,651	12,977,687
PGRE's share	82.0%	80.1%	$628,764	$89.32	8,923,503	82,347	9,005,850

Non-Same Store Portfolio (3)
Weighted average	46.9%	46.3%	$41,178	$86.63	1,026,630	1,643,651	2,670,281
PGRE's share	46.6%	45.9%	$25,365	$86.47	638,116	82,347	720,463

Same Store Portfolio
Weighted average	85.0%	83.3%	$794,269	$93.52	10,307,406	-	10,307,406
PGRE's share	84.8%	82.8%	$603,399	$89.45	8,285,388	-	8,285,388

	Leased % (1) (at PGRE's Share)
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Total Portfolio
New York	85.0%	85.0%	86.9%	90.1%	90.2%
San Francisco	74.0%	74.2%	74.9%	76.8%	80.8%
Weighted Average	82.0%	82.0%	83.6%	86.5%	87.7%

(1)
See page 54 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
Includes (i) 60 Wall Street in our New York portfolio, which is “out-of-service” for redevelopment and (ii) Market Center and 111 Sutter Street in our San Francisco portfolio.

PORTFOLIO SUMMARY – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out-of-
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
1633 Broadway
Office	90.0%	91.7%	91.7%	$177,472	$85.42	2,275,229	-	2,275,229	Allianz, Morgan Stanley, Warner Music Group, ICBC,
									Showtime Networks, New Mountain Capital, MongoDB,
									Bleacher Report, Kasowitz, Benson, Torres & Friedman
Retail / Theater	90.0%	100.0%	97.9%	12,835	67.19	255,758	-	255,758	Gershwin Theatre, Thespian Theatre, Equinox, Din Tai Fung,
									La Pecora Bianca, Rosetta Bakery
	90.0%	92.6%	92.4%	190,307	84.90	2,530,987	-	2,530,987
1301 Avenue of the Americas
Office	100.0%	85.5%	81.0%	118,324	87.03	1,698,478	-	1,698,478	Credit Agricole, Norton Rose Fulbright, CohnReznick,
									Swiss Re, Oaktree Capital, ArentFox Schiff, Citizens Bank,
									O'Melveny & Myers
Retail / Paramount Club	100.0%	100.0%	100.0%	4,544	187.04	50,885	-	50,885	Ocean Prime, Starbucks, Citizens Bank
	100.0%	85.9%	81.5%	122,868	88.34	1,749,363	-	1,749,363
1325 Avenue of the Americas
Office	100.0%	94.4%	85.3%	45,832	68.18	809,383	-	809,383	McGraw Hill, Olshan Frome Wolosky, Hilton, Evercore,
									Major League Baseball Players Association
Retail	100.0%	100.0%	100.0%	1,467	95.79	14,998	-	14,998	La Grande Boucherie
	100.0%	94.5%	85.6%	47,299	68.64	824,381	-	824,381
31 West 52nd Street
Office	100.0%	65.8%	65.8%	45,765	93.04	747,767	-	747,767	Pillsbury Winthrop Shaw Pittman, Centerview Partners,
									Bracewell, Providence Equity Partners, Wilson Sonsini
Retail	100.0%	89.1%	89.1%	4,911	124.22	25,345	-	25,345	Fogo De Chao, MoMA Design Store
	100.0%	66.6%	66.6%	50,676	94.40	773,112	-	773,112
900 Third Avenue (3)
Office	100.0%	68.6%	68.6%	28,150	71.67	575,132	-	575,132	Shiseido, Tannenbaum Helpern Syracuse & Hirschtritt,
									Littler Mendelson
Retail	100.0%	81.7%	81.7%	1,398	101.86	16,144	-	16,144	Bank of America, F45 Training
	100.0%	68.9%	68.9%	29,548	72.65	591,276	-	591,276
712 Fifth Avenue
Office	50.0%	84.1%	81.3%	44,584	122.42	447,925	-	447,925	CVC Advisors, abrdn, OMI Management,
									Riverstone Holdings, Pictet Asset Management
Retail	50.0%	22.6%	22.6%	8,211	455.10	79,463	-	79,463	Harry Winston
	50.0%	74.9%	72.5%	52,795	138.03	527,388	-	527,388
1600 Broadway
Retail	9.2%	100.0%	100.0%	10,929	324.53	25,693	-	25,693	M&M's World
60 Wall Street (4)
Office	5.0%	N/A	N/A	N/A	N/A	-	1,643,651	1,643,651

New York:
Weighted average		85.0%	82.6%	$504,422	$88.54	7,022,200	1,643,651	8,665,851
PGRE's share		85.0%	82.6%	$449,072	$85.75	6,482,104	82,347	6,564,451

(1)
See page 54 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
We sold a 45.0% equity interest in 900 Third Avenue on January 17, 2025.
(4)
This property is “out-of-service” for redevelopment.

PORTFOLIO SUMMARY – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out-of-
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
One Market Plaza
Office	49.0%	91.1%	90.7%	$159,243	$113.26	1,554,625	-	1,554,625	Visa, The Capital Group, Autodesk,
									Citigroup, Duane Morris, Thoma Bravo,
									PJT Partners, Google, Morgan Lewis & Bockius
Retail	49.0%	60.5%	60.5%	4,414	79.66	53,874	-	53,874	STK Steak House, One Market Restaurant
	49.0%	90.1%	89.6%	163,657	112.55	1,608,499	-	1,608,499
300 Mission Street
Office	31.1%	80.8%	80.8%	49,412	101.24	604,837	-	604,837	Autodesk, Glassdoor, Instacart
Retail	31.1%	88.5%	88.5%	3,372	75.54	49,172	-	49,172	Equinox
	31.1%	81.4%	81.4%	52,784	99.15	654,009	-	654,009
One Front Street
Office	100.0%	76.0%	76.0%	44,235	92.17	632,049	-	632,049	JPMorgan Chase, JLL, Cigna, Eastdil Secured
Retail	100.0%	89.0%	89.0%	1,109	91.97	13,232	-	13,232	JPMorgan Chase
	100.0%	76.3%	76.3%	45,344	92.16	645,281	-	645,281
55 Second Street
Office	44.1%	85.4%	85.4%	27,133	86.03	369,935	-	369,935	KPMG, Intercom, Rippling, UKG,
									Alston & Bird
Retail	44.1%	100.0%	100.0%	929	113.17	7,482	-	7,482	Sutter West Bay Medical, Bluestone Lane
	44.1%	85.7%	85.7%	28,062	86.66	377,417	-	377,417
Market Center (3)
Office	67.0%	45.7%	44.9%	28,671	85.86	744,432	-	744,432	Mindspace, Bank of Communications,
									Crowe, Mayer Brown, Waymo
Retail	67.0%	0.6%	0.6%	151	-	5,940	-	5,940
	67.0%	45.4%	44.6%	28,822	85.86	750,372	-	750,372
111 Sutter Street (3)
Office	49.0%	47.8%	47.8%	10,784	92.28	247,103	-	247,103	Turo, Natural Resources Defense Council
Retail	49.0%	77.8%	77.8%	1,572	68.94	29,155	-	29,155	24 Hour Fitness
	49.0%	50.9%	50.9%	12,356	88.47	276,258	-	276,258

San Francisco:
Weighted average		76.0%	75.7%	$331,025	$100.94	4,311,836	-	4,311,836
PGRE's share		74.0%	73.7%	$179,692	$99.43	2,441,399	-	2,441,399

(1)
See page 54 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
These assets have been designated as “non-core”.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

					PGRE's Share of
			Total		Total		Annualized Rent (1)		% of
Top 10 Tenants:		Lease	Square Feet		Square Feet			Per Square	Annualized
As of December 31, 2024	Property	Expiration	Occupied (2)		Occupied (2)		Amount	Foot (2)	Rent
JPMorgan Chase	One Front Street	Jun-2025	219,180		219,180		$18,990	$86.30	3.0%
		Jun-2027	18,148		18,148		1,678	92.46	0.3%
		Dec-2029	81,525		81,525		8,606	105.56	1.3%
		Dec-2030	25,157		25,157		2,451	96.87	0.4%
			344,010		344,010		31,725	91.96	5.0%
Norton Rose Fulbright	1301 Avenue of the Americas	Mar-2032	111,589		111,589		10,317	92.46	1.7%
		Sep-2034	179,286		179,286		19,115	102.19	3.0%
			290,875		290,875		29,432	98.46	4.7%
Allianz	1633 Broadway	Jan-2031	320,911		288,823		29,274	101.36	4.7%
Wilson Sonsini	1301 Avenue of the Americas	Aug-2025	61,048		61,048		6,320	103.53	1.0%
	One Market Plaza	Oct-2032	84,224		41,270		5,009	121.37	0.8%
	31 West 52nd Street	Mar-2041	132,207		132,207		10,709	81.00	1.7%
			277,479		234,525		22,038	93.97	3.5%
Morgan Stanley	1633 Broadway	Mar-2032	260,829		234,749		20,528	87.45	3.3%
Warner Music Group	1633 Broadway	Jul-2029	288,250		259,428		20,352	77.42	3.2%
Showtime Networks	1633 Broadway	Jan-2026	253,196		227,879		17,877	76.73	2.8%
Google	One Market Plaza	Apr-2025	339,833		166,518		16,647	99.53	2.6%
O'Melveny & Myers	1301 Avenue of the Americas	Feb-2040	160,708	(3)	160,708	(3)	12,908	80.00	2.1%
Credit Agricole	1301 Avenue of the Americas	Apr-2035	159,308		159,308		12,181	75.06	1.9%

	PGRE's Share of
Industry Diversification:	Square Feet	% of Occupied	Annualized	% of
As of December 31, 2024	Occupied	Square Feet	Rent (1)	Annualized Rent
Legal Services	1,622,488	22.7%	$144,926	23.0%
Technology and Media	1,415,545	19.8%	122,978	19.6%
Financial Services - Commercial and Investment Banking	1,233,184	17.2%	107,528	17.1%
Financial Services, all others	1,090,572	15.3%	106,413	16.9%
Insurance	400,965	5.6%	39,687	6.3%
Retail	161,019	2.3%	18,555	3.0%
Travel and Leisure	187,429	2.6%	12,860	2.0%
Other Professional Services	117,590	1.6%	10,750	1.7%
Consumer Products	121,732	1.7%	10,477	1.7%
Other	800,567	11.2%	54,590	8.7%

(1)
See page 54 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
Excludes 38,014 square feet that is leased through February 2040 but is not currently occupied.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Three Months Ended December 31, 2024

Total square feet leased	108,824 (2)	57,487	51,337 (2)

PGRE's share of total square feet leased:	75,821	54,535	21,286
Initial rent (3)	$ 85.65	$ 75.76	$ 110.98
Weighted average lease term (in years)	11.1	11.7	9.4
Tenant improvements and leasing commissions:
Per square foot	$ 174.31	$ 170.80	$ 183.30
Per square foot per annum	$ 15.74	$ 14.58	$ 19.44
Percentage of initial rent	18.4%	19.2%	17.5%
Rent concessions:
Average free rent period (in months)	12.5	14.3	8.0
Average free rent period per annum (in months)	1.1	1.2	0.9

Second generation space: (3)
Square feet	75,821	54,535	21,286
Cash basis:
Initial rent (3)	$ 85.65	$ 75.76	$ 110.98
Prior escalated rent (3)	$ 96.30	$ 91.74	$ 107.98
Percentage (decrease) increase	(11.1%)	(17.4%)	2.8%
GAAP basis:
Straight-line rent	$ 83.22	$ 71.00	$ 144.53
Prior straight-line rent	$ 89.72	$ 86.38	$ 98.26
Percentage (decrease) increase	(7.2%)	(17.8%)	16.6%

(1)
The leasing statistics, except for square feet leased, represent office space only.
(2)
Includes an aggregate of 10,339 square feet leased at Market Center which has been designated as a “non-core” asset and accordingly excluded from the statistics presented in the table below.
(3)
See page 54 for our definition of this measure.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Year Ended December 31, 2024

Total square feet leased	763,449 (2)	424,723	338,726 (2)

PGRE's share of total square feet leased:	519,961	377,136	142,825
Initial rent (3)	$ 76.50	$ 74.23	$ 82.48
Weighted average lease term (in years)	8.6	10.6	3.5
Tenant improvements and leasing commissions:
Per square foot	$ 102.61	$ 128.04	$ 35.45
Per square foot per annum	$ 11.90	$ 12.10	$ 10.26
Percentage of initial rent	15.6%	16.3%	12.4%
Rent concessions:
Average free rent period (in months)	7.1	8.8	2.5
Average free rent period per annum (in months)	0.8	0.8	0.7

Second generation space: (3)
Square feet	365,978	223,153	142,825
Cash basis:
Initial rent (3)	$ 76.59	$ 72.82	$ 82.48
Prior escalated rent (3)	$ 81.90	$ 78.21	$ 87.66
Percentage decrease	(6.5%)	(6.9%)	(5.9%)
GAAP basis:
Straight-line rent	$ 74.33	$ 69.78	$ 81.45
Prior straight-line rent	$ 80.98	$ 75.82	$ 89.04
Percentage decrease	(8.2%)	(8.0%)	(8.5%)

(1)
The leasing statistics, except for square feet leased, represent office space only.
(2)
Includes an aggregate of 98,685 square feet leased at Market Center and 111 Sutter Street, which have been designated as “non-core” assets and accordingly excluded from the statistics presented in the table below.
(3)
See page 54 for our definition of this measure.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	7,065	5,247	$637	$117.49	0.1%

1Q 2025	82,402	61,624	5,320	86.74	0.8%
2Q 2025	465,588	264,773	26,008	98.05	4.1%
3Q 2025	335,806	330,714	29,593	89.42	4.6%
4Q 2025	360,127	206,342	19,764	95.74	3.1%
Total 2025	1,243,923	863,453	80,685	93.38	12.6%
2026	1,514,975	1,015,013	91,693	87.93	14.3%
2027	344,183	264,404	24,660	92.95	3.9%
2028	411,395	309,240	25,810	83.47	4.0%
2029	587,671	497,105	41,056	86.74	6.4%
Thereafter	5,137,427	4,366,077	376,640	88.83	58.7%

Total portfolio excluding non-core assets (4):

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	5,563	4,365	$574	$117.49	0.1%

1Q 2025	64,242	51,388	4,274	83.17	0.7%
2Q 2025	463,740	263,535	25,915	98.16	4.2%
3Q 2025	335,786	330,701	29,584	89.42	4.8%
4Q 2025	360,127	206,342	19,764	95.74	3.2%
Total 2025	1,223,895	851,966	79,537	93.27	12.9%
2026	1,422,120	955,136	86,006	87.53	13.9%
2027	284,752	231,673	21,249	91.36	3.5%
2028	217,633	184,194	15,693	85.20	2.5%
2029	548,704	475,904	39,219	86.76	6.4%
Thereafter	5,062,649	4,320,144	373,245	89.00	60.7%

(1)
See page 54 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.
(4)
“Non-core” assets consist of Market Center and 111 Sutter Street.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	2,596	2,421	$390	$-	0.1%

1Q 2025	34,318	23,408	1,787	76.35	0.4%
2Q 2025	91,521	81,149	7,344	90.39	1.5%
3Q 2025	103,592	98,744	9,494	96.15	2.1%
4Q 2025	161,710	130,079	12,484	95.88	2.7%
Total 2025	391,141	333,380	31,109	93.25	6.7%
2026	659,627	608,663	50,379	78.66	10.9%
2027	187,349	168,997	14,798	87.05	3.2%
2028	118,584	98,024	7,551	76.71	1.6%
2029	500,195	451,187	36,133	84.52	7.8%
Thereafter	4,108,166	3,850,018	321,105	86.15	69.7%

(1)
See page 54 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	4,469	2,826	$247	$117.49	0.1%

1Q 2025	48,084	38,216	3,533	93.17	2.0%
2Q 2025	374,067	183,624	18,664	101.47	10.4%
3Q 2025	232,214	231,970	20,099	86.55	11.2%
4Q 2025	198,417	76,263	7,280	95.49	4.1%
Total 2025	852,782	530,073	49,576	93.46	27.7%
2026	855,348	406,350	41,314	101.67	23.0%
2027	156,834	95,407	9,862	103.24	5.5%
2028	292,811	211,216	18,259	86.61	10.2%
2029	87,476	45,918	4,923	106.58	2.7%
Thereafter	1,029,261	516,059	55,535	107.71	30.8%

San Francisco excluding non-core assets (4):
	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	2,967	1,944	$184	$117.49	0.1%

1Q 2025	29,924	27,980	2,487	88.87	1.6%
2Q 2025	372,219	182,386	18,571	101.65	12.1%
3Q 2025	232,194	231,957	20,090	86.55	13.0%
4Q 2025	198,417	76,263	7,280	95.49	4.7%
Total 2025	832,754	518,586	48,428	93.27	31.4%
2026	762,493	346,473	35,627	102.95	23.1%
2027	97,403	62,676	6,451	102.78	4.2%
2028	99,049	86,170	8,142	94.91	5.3%
2029	48,509	24,717	3,086	123.98	2.0%
Thereafter	954,483	470,126	52,140	111.01	33.9%

(1)
See page 54 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.
(4)
“Non-core” assets consist of Market Center and 111 Sutter Street.

CASH BASIS CAPITAL EXPENDITURES

(1)

(unaudited and in thousands)

	Three Months Ended December 31, 2024
	Total (1)	New York	San Francisco (1)	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (2)
Expenditures to maintain assets	$15,498	$12,667	$2,793	$38
Second generation tenant improvements	12,083	10,526	1,557	-
Second generation leasing commissions	2,702	2,418	284	-
Total Capital Expenditures	30,283	25,611	4,634	38
Amounts attributable to noncontrolling interests in consolidated joint ventures	(1,906)	(118)	(1,788)	-
PGRE's share of Total Capital Expenditures	$28,377	$25,493	$2,846	$38

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (2)
Other	$1,322	$1,322	$-	$-
Total Redevelopment Expenditures	1,322	1,322	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$1,322	$1,322	$-	$-

	Three Months Ended December 31, 2023
	Total	New York	San Francisco	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (2)
Expenditures to maintain assets	$15,347	$12,402	$2,896	$49
Second generation tenant improvements	7,301	7,155	146	-
Second generation leasing commissions	6,487	4,352	2,135	-
Total Capital Expenditures	29,135	23,909	5,177	49
Amounts attributable to noncontrolling interests in consolidated joint ventures	(2,528)	(172)	(2,356)	-
PGRE's share of Total Capital Expenditures	$26,607	$23,737	$2,821	$49

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (2)
Paramount Club	$13,617	$13,617	$-	$-
Other	87	87	-	-
Total Redevelopment Expenditures	13,704	13,704	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$13,704	$13,704	$-	$-

(1)
Excludes Market Center and 111 Sutter Street.
(2)
See page 54 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(1)

(unaudited and in thousands)

	Year Ended December 31, 2024
	Total (1)	New York	San Francisco (1)	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (2)
Expenditures to maintain assets	$48,659	$38,416	$10,129	$114
Second generation tenant improvements	52,902	45,780	7,122	-
Second generation leasing commissions	10,658	9,445	1,213	-
Total Capital Expenditures	112,219	93,641	18,464	114
Amounts attributable to noncontrolling interests in consolidated joint ventures	(8,693)	(689)	(8,004)	-
PGRE's share of Total Capital Expenditures	$103,526	$92,952	$10,460	$114

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (2)
Paramount Club	$12,190	$12,190	$-	$-
Other	2,273	2,273	-	-
Total Redevelopment Expenditures	14,463	14,463	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$14,463	$14,463	$-	$-

	Year Ended December 31, 2023
	Total	New York	San Francisco	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (2)
Expenditures to maintain assets	$49,060	$37,718	$10,917	$425
Second generation tenant improvements	32,709	19,781	12,928	-
Second generation leasing commissions	13,616	8,795	4,821	-
Total Capital Expenditures	95,385	66,294	28,666	425
Amounts attributable to noncontrolling interests in consolidated joint ventures	(13,339)	(1,130)	(12,209)	-
PGRE's share of Total Capital Expenditures	$82,046	$65,164	$16,457	$425

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (2)
Paramount Club	$27,866	$27,866	$-	$-
Other	983	983	-	-
Total Redevelopment Expenditures	28,849	28,849	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$28,849	$28,849	$-	$-

(1)
Excludes Market Center and 111 Sutter Street.
(2)
See page 54 for our definition of this measure.

RESEARCH COVERAGE (1)

(1)

Thomas Catherwood	Steve Sakwa	Dylan Burzinski
BTIG	Evercore ISI	Green Street Advisors
(212) 738-6140	(212) 446-9462	(949) 640-8780
tcatherwood@btig.com	steve.sakwa@evercoreisi.com	dburzinski@greenstreet.com

Vikram Malhotra	Ronald Kamdem	Blaine Heck
Mizuho Securities USA Inc.	Morgan Stanley	Wells Fargo
(212) 282-3827	(212) 296-8319	(443) 263-6529
vikram.malhotra@mizuhogroup.com	ronald.kamdem@morganstanley.com	blaine.heck@wellsfargo.com

Andrew Rosivach
Wolfe Research
(646) 582-9250
arosivach@wolferesearch.com

(1)
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not, by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP. In the first quarter of 2024, we updated our presentation of Core FFO attributable to common stockholders, FAD attributable to common stockholders, Adjusted EBITDAre, NOI and Cash NOI to exclude the impact of Market Center and 111 Sutter Street, which we have designated as “non-core” assets. Accordingly, we have recast the presentation for all prior periods presented to reflect this change.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. We present FFO attributable to common stockholders which represents the Company’s share of FFO, net of amounts attributable to noncontrolling interests.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate related fund investments, unrealized gains or losses on interest rate swaps, severance costs, gains or losses on early extinguishment of debt and other non-core adjustments, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. We present Core FFO attributable to common stockholders which represents the Company’s share of Core FFO, net of amounts attributable to noncontrolling interests.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. We present FAD attributable to common stockholders which represents the Company’s share of FAD, net of amounts attributable to noncontrolling interests. FAD payout ratio is calculated by dividing dividends paid on common stock by FAD attributable to common stockholders.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate related funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also use Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. We present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at the property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

PGRE’s Share of Cash and Cash Equivalents and Restricted Cash represents our share of cash and cash equivalents and restricted cash of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

PGRE’s Share of Net Debt is calculated by subtracting PGRE’s share of cash and cash equivalents and restricted cash from PGRE’s Share of Total Debt. PGRE’s share of Net Debt to Annualized Adjusted EBITDAre is calculated by dividing PGRE's share of Net Debt by PGRE's share of Annualized Adjusted EBITDAre.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased in the current period (i) that has been vacant for less than twelve months, or (ii) that has been leased ahead of its originally scheduled expiration.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Redevelopment Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.